                                                                 Exhibit 10.14

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                     DESIGN AND DEVELOPMENT AGREEMENT

This is an agreement, dated as of August, 1999 ("Effective Date") by and between SUPERTEC ELECTRONICS LTD., address of 1 Hamasger St., POB 2550, Raanana 43653, Israel (hereinafter "SUPERTEC"), and NOGATECH address of 3 Gavish, St. Kfar Saba 44444, Israel (hereinafter "CUSTOMER").
-----------------------------

Whereas, CUSTOMER requires a design for a particular semiconductor based on FUJITSU'S technology.

Whereas, SUPERTEC has expertise in the design of semiconductor products and believes it can perform the obligations described herein relating to the production of a design for the Product in accordance with this Agreement; and

Whereas, FUJITSU has expertise in the manufacturing of integrated circuits, and believes it can perform the obligations described herein relating to the production of a design for Product and the manufacture of the Product in accordance with this Agreement;

Whereas, CUSTOMER desires to purchase from SUPERTEC as its supplier of NT 1004 and targeting for the quantity of more than 100K PCS units per year, and SUPERTEC desires to sell such semiconductor products which are developed by NOGATECH and produced by FUJITSU.

Now, therefore, in consideration of the Agreements between SUPERTEC and FUJITSU the parties hereto agree as follows:

PRODUCTION & DEVELOPMENT

SUPERTEC and CUSTOMER agree to use their respective best efforts to perform the Design Steps for which such party is responsible as follows and to complete each such Design Step by the appropriate Target Completion Date as follows:

1.  DEFINITION

    Project Name: NT 1004
    Part Number: CS66-P4 (MB87L2030)
    Package: LQFP100
    Technology: 0.35 um

2.  TURN AROUND TIME

2.1 Validation and Layout-6 weeks
2.2 Prototypes - 8 Weeks Ex. Japan
2.3 Mass Production-
    - Lead-Time for first mass production order (including QC) will be no more than 12 weeks.
    -  SQTAT with 4 weeks delivery ex Japan, cost 50K DM, SQTAT Slot Time -
       6/9/99.
2.4 In case CUSTOMER gets a big order that was out of the forecast, Fujitsu will deliver the product no longer than 15 weeks. (This lead-time is independent of the actual load on the Fujitsu Fab).

TERMS OF CONTRACT

1.  GENERAL TERMS

This AGREEMENT shall be effective from the date that this agreement is signed by both parties and shall extend for a term of 5 years from the function approval of the samples.

The CUSTOMER should confirm in writing the Prototype approval of the ASIC product as soon as possible after receipt of the Prototype but no later than 30 days.

In the event that CUSTOMER does not specifically reject the prototypes provided by SUPERTEC in writing within 30 days, such samples shall be deemed to be accepted by CUSTOMER.

After Prototype approval CUSTOMER will issue a non-binding 6-month rolling forecast for expected quantity. The rolling forecast shall be updated by the CUSTOMER in writing every month.

CUSTOMER will be able to increase the actual PO relative to the forecast as follows

    -  One month before delivery no change.
    -  Two month before delivery increase of 10% from the forecast.
    -  Three month before delivery and above, 15% from the forecast.

Any changes to the specifications of the Product requested by CUSTOMER shall be subject to mutual agreement by both parties by written consent of both parties, as to adjustments to the Design and Payment Schedule.

2.  PRICES/SHIPMENT

------------------------------------------------------------------------------------------
PRODUCT                                     QTY/YEAR        Unit Price          Unit Price
                                                            Package             DIE/Wafer
------------------------------------------------------------------------------------------
0.35um CE66-P4                              ** First order   *.** USD
------------------------------------------------------------------------------------------
                                            ****             *.** USD           *.** USD
------------------------------------------------------------------------------------------
                                            ****-****        *.** USD           *.** USD
------------------------------------------------------------------------------------------
                                            ****-****        *.** USD           *.** USD
------------------------------------------------------------------------------------------
                                            ****-*****       *.** USD           *.** USD
------------------------------------------------------------------------------------------
                                            ****-*****       *.** USD           *.** USD
------------------------------------------------------------------------------------------
NRE                                         *                ***,*** DM
------------------------------------------------------------------------------------------
2nd NRE (in case       A. Metal only redesign  *             ***,*** DM
of redesign)              (logic change)
------------------------------------------------------------------------------------------
                       B. More layers are      *             ***,*** DM
                          affected (RAM/ROM
                          size and/or location
                          change)
------------------------------------------------------------------------------------------
Supertec work          SYNT+SCAN+ATPG                        **,*** USD
------------------------------------------------------------------------------------------

 - **,*** DM will be deducted from the first NRE (P3 Trial Layout),
 - NRE includes * pcs ES
 - Prices are valid on a cumulative package or wafer base and for calendar year 1999 to 2001.
 - Price for Additional ES is **.** USD.
 - In case of 2nd NRE/A the reduction NRE has to be applied, as Fujitsu need to change the routing metal layer only.
 - In case of 2nd NRE/B, the full NRE has to be applied, as Fujitsu need a new set of masks.
 - Maximum number of chips Nogatech can order for the first shipment is *** units.
 - If Nogatech will request to stop the manufacturing of the *** units before Fujitsu made the package and the testing. Nogatech will cover the actual expenses that Fujitsu had up that point according to a price of $*.* per chip.

Minimum order quantity is ****pcs. With deliveries within one year starting from first mass production delivery date. Min LOT ****** each type package or wafer/die.

3.  PAYMENT

3.1 Payment for Mass Production orders Net 30 days, plus 17% VAT, covered by CUSTOMER, Bank Guarantee in advance. After one year from first mass production shipment date, the bank guarantee will be reviewed with the intention to either reduce amount or cancel it.
3.2 Prices for Unit Price are in USD and price for NRE is in DM.

[**] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

3.3 The NRE'S Costs will be invoiced as follows:
         25% at project start
         50% at sign-off
         25% at prototype delivery

4.  SHIPMENT AND BILLING

4.1 Shipment from Supertec warehouse to Nogatech in Israel.
4.2 Drop shipments from FMG to Nogatech to max. 2 addresses.
4.3 All billings are from Supertec to Nogatech.

GENERAL

1.  EXCLUSIVE RIGHTS AND CONFIDENTIALITY

Either parties understand and hereby acknowledge that it may become informed of, and access to, confidential information of the other party including, but not limited to trade secrets and technical information, and that such information is the exclusive property of the other party.
Parts of the product which are not trade secrets or professional secrets or commonly known and are released by the CUSTOMER, may be used in other designs completed by SUPERTEC or FUJITSU or 3rd parties.

It is agreed that CUSTOMER is the owners and holders of all proprietary rights and has exclusive rights and absolute title respecting all of the data base that he has given to SUPERTEC including all inventions process, know-how, computer program, and technical data and information trade secrets, copy writing and any other rights with respect to the foregoing.

2.  RESPONSIBILITY

CUSTOMER will be responsible for Prototypes and Sign Off Approvals and for all the developmental work for both the CUSTOMER and SUPERTEC.

3.  FORCE MAJOR

Neither party to this Agreement shall be liable for its failure to perform any of its obligations hereunder during any period in which such performance is prevented by any cause beyond its control such as war, riots, sovereign act, civil conditions, act of God, earthquakes, epidemics, floods, fires, quarantine restrictions, accident, strike or lock out (also on part of suppliers), delays in transportation, raw material shortages or delay in the delivery of essential operating supplies or raw materials. An agreed delivery period shall be extended for the time after which such prevention continues and for a reasonable period.

4.  APPLICABLE LAW; JURISDICTION

The validity, performance and construction of this Agreement shall be governed by the laws of Israel, and Tel Aviv. Israel, shall be the appropriate venue and jurisdiction for the resolution of disputes hereunder.

5.  INVALIDITY

Should any one or more parts of this agreement be declared invalid by any court of jurisdiction for any reason, such decision shall not affect the validity of any portions, which shall remain in full force can effect as if this agreement has executed with the invalid part or parts thereof eliminated.

6.  ATTORNEY'S FEES

The prevailing party in any legal action arising out of or related to this Agreement shall be entitled to its reasonable court costs and attorneys' fees.


SUPERTEC ELECTRONICS LTD.                       NOGATECH

BY: SUPERTEC ELECTRONICS LTD.                   BY: NOGATECH

NAME: YAACOV COHEN                              NAME: ARIE HEIMAN

SIGNATURE: /s/ Yaacov Cohen                     SIGNATURE: /s/ Arie Heiman
          -----------------                               ----------------
TITLE: DIRECTOR                                 TITLE: PRESIDENT

DATE: 30/8/99                                   DATE: 30/8/99